ENVERIC BIOSCIENCES

Next Generation Mental Health™

Investor Deck
October 2021

NASDAQ: ENVB

Disclaimer



No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric BioSciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, whether:

- the results of research conducted on animals will be reflected in human trials;
- Enveric Biosciences can ultimately develop products for use by humans;
- products developed by Enveric Biosciences will receive approval by appropriate governing agencies for marketing;
- demand can be created for the products Enveric Biosciences develops;
- Enveric Biosciences' products will be adversely affected by competitive or alternative products, technologies and pricing;
- Enveric Biosciences will have the ability, assuming it receives approval to market its products, to manufacture or have manufactured any products it develops;
- Enveric Biosciences will be able to protect its intellectual property;
- the expiration of patents or data protection on certain products, including assumptions about Enveric Biosciences' ability to retain patent exclusivity of certain products,including after the amalgamation (the "amalgamation") with MagicMed Industries Inc. ("MagicMed");
- Enveric Biosciences will have the ability to execute successfully its strategic plans;
- Enveric Biosciences will have the ability to obtain necessary regulatory approvals or obtaining these without delay;
- Enveric Biosciences' products prove to be commercially successful or that contractual milestones will be achieved; and
- Enveric Biosciences will be successful at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.
Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: Enveric Biosciences is unable to achieve the synergies and value creation contemplated by the amalgamation; Enveric Biosciences is unable to promptly and effectively integrate MagicMed's businesses; disruption from the integration of MagicMed makes it more difficult to maintain business, contractual and operational relationships; legal proceedings are instituted against Enveric Biosciences in relation to the amalgamation or otherwise; Enveric Biosciences is unable to retain key personnel; and the consummation of the amalgamation has a negative effect on the market price of the capital stock of Enveric Biosciences or on Enveric Biosciences' operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Enveric Biosciences or Enveric Biosciences' ability to successfully realize the expected benefits from the amalgamation. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

A platform of next generation psychedelic and cannabinoid medicines



We leverage our discovery engine and intellectual property portfolio to create next-generation psychedelics and cannabinoids for the mind and body, with lead products in Cancer.

Executing with Experience and Passion: Pharma & Biotech Leadership

Management Team



Dr. Joseph Tucker
Chief Executive Officer & Director
Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



Mr. Avani Kanubaddi
Chief Operating Officer
Former Director at BMS/ConvaTec and Wyeth/Pfizer in Medical Device, Consumer Health segments. Former CEO of Welmedix, led brand sale to PE backed healthcare company in 2019.



Dr. Bob Wilkins
Chief Medical Officer
Former Medical Director at Abbott Laboratories, executive and strategic planning roles with Baxter, Battelle, and multiple biomedical start-ups.



Dr. Peter Facchini
Chief Scientific Officer
Dr. Facchini has been a professor for 25 years, founded 4 biotechnology companies and holds over 40 patents.



Mr. Carter Ward
Chief Financial Officer
Mr. Ward served as CFO of Elite Pharmaceuticals, successfully negotiated and executed capital raises, developed strategic initiatives, created financial models and led financial reporting efforts for a number of other companies



Dr. Jillian Hagel
Chief Technology Officer
Dr. Hagel has extensive experience as a founder and in management roles at a publicly traded entity focused on optimizing manufacturing of active pharmaceutical ingredients.

Board of Directors



David Johnson
Executive Chairman
Former CEO of Convatec, oversaw the $4.1B spin out of Convatec from Bristol Myers Squibb; former CEO of Alliqua Biomedical, a developer of wound care technologies.



Dr. Joseph Tucker
Chief Executive Officer & Director
Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



George Kegler
Director
Mr. Kegler served as VP and CFO of Mallinckrodt Pharmaceuticals, successfully negotiated and executed capital raises, developed strategic initiatives, created financial models and led financial reporting efforts for a number of other companies.



Brad Thompson
Director
Dr. Thompson is an experienced biotechnology company founder and executive with 40 years experience in the public markets sector.



Dr. Marcus Schabacker, MD, PHD
Director
Dr. Schabacker has over 35 years of experience in the health care industryhaving worked at Baxter Healthcare and recently becoming the president and chief executive officer of the ECRI Institute.



Dr. Doug Lind, MD
Director
Douglas Lind, M.D. has more than 30 years of experience working in a variety of life science-related professions, ranging from a former practicing physician, to a senior Wall Street equity research analyst at Morgan Stanley



Sol Myer
Director
Mr. Mayer has served as a board member on a number of Nasdaq listed companies and has also served as CEO in the private sector.

NASDAQ:ENVB WWW.ENVERIC.COM

World Class Advisors – Research and Clinical

Michael J. Zelefsky, M.D.
Chairman
Dr. Michael Zelefsky is a board-certified radiation oncologist and co-leader of Memorial Sloan Kettering's Genitourinary Disease Management Team — a multidisciplinary group of physicians who work together to treat patients with urologic malignancies. He currently serves as the Professor of Radiation Oncology in the Department of Radiation Oncology, and Chief, Brachytherapy Service, at Memorial Sloan Kettering Cancer Center, with a specialization in clinical research.

Angus Dalgleish, M.D.
Scientific Advisor
Professor Angus Dalgleish is Professor of Oncology at St Georges Hospital Medical School London. He has made seminal observations relating to the virology of HIV. In particular he identified CD4 as a major receptive for HIV in humans, produced the first report of a link between Slim Disease in Africa and HIV infection. He also identified the close correlation between the immune response and the presence of tropical spastic paraparesis in patients infected with the HTLV-1 virus.

Zvi Vogel, Ph.D.
Scientific Advisor
Zvi Vogel, Ph.D. is a Professor of Neurobiology at the Weizmann Institute of Science. He has a laboratory research focus on mechanisms of drug abuse. Mr. Vogel has a specialization in Cannabinoid research, as well as a patent contributor.

Arash Asher, M.D.
Scientific Advisor
Dr. Arash Asher is the Director of Cancer Rehabilitation and Survivorship at the Cedars-Sinai Cancer Center. Dr. Asher's affiliations with Cedars-Sinai also include serving as Associate Professor in the Departments of Medicine and Physical Medicine and Rehabilitation. His clinical and research interests focus on rehabilitating cancer patients to help restore their maximal functional capacity and quality of life. Additionally, Dr. Asher's expertise is in the non-pharmacologic management of pain, cancer-related fatigue, cognitive dysfunction, neuropathy, exercise prescription for cancer patients and other musculoskeletal problems.

James Perry, M.D.
Scientific Advisor
Dr. James Perry is a neuro-oncologist at Sunnybrook's Odette Cancer Centre and Hurvitz Brain Sciences Program. Dr. Perry is also a Professor of medicine at the University of Toronto and the central nervous system cancers lead at Cancer Care Ontario. He is also a clinician-investigator interested in the design, conduct and analysis of clinical trials testing innovative therapies for primary brain tumours. His research unit is focused on outcomes research. He is the chair of the Canadian Brain Tumour Consortium (CBTC), a national not-for-profit investigator network.

Dallas Hack, MD, PhD
Scientific Advisor
COL(R) Dallas C. Hack MD, MPH is a brain health expert and is board certified in Preventive Medicine. Dr. Hack directed the CCCRP at the US Army Medical Research & Materiel Command where he led and coordinated over $2 billion in Medical Research. The initiatives Dr. Hack developed have dramatically improved trauma care worldwide and have fundamentally changed the way the Food and Drug Administration regulates brain health product development.

Memorial Sloan Kettering Cancer Center

UNIVERSITY OF CALGARY

St George's University of London

Sunnybrook HEALTH SCIENCES CENTRE

RABIN MEDICAL CENTER BEILINSON • HASHARON

Enveric Bio: A Compelling Investment Thesis

- Powerful IP portfolio - 14 Patents filed
- Multi-billion-dollar opportunities with large patient populations in mind and body
- Psybrary contains 1M+ molecules encompassing Gen2 and Gen3, including non-hallucinogenics
- PsyAI allows us allows us to target indications and accelerate pathway to an IND
- Experienced Team from Discovery through Phase 3 Clinicals
- Strong Financial Position:$20M in cash and NASDAQ traded

Execute on Clinical Assets and Invest in Discovery Assets

	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Major Next Steps	Timing
EV101*	GBM						Phase 1	Q1 2022
EV102	RD						IND Submission	Q2 2022
EVM201	CRD						Preclinical	Q1 2022
EVM202	PTSD						Preclinical	Q3 2022

* Evaluating strategic alternatives

The Platform – Next Generation Medicines

PSYBRARY™



MIND *Psychedelics*

Hallucinogenic · Non-Hallucinogenic

Cancer Related Distress	$20+B[1]
Depression	$12+ B[2]
PTSD	$990+ M[3]
Anxiety	$7+ B[4]
Substance Abuse	$31+ B[5]

MIND $70+ BILLION

BODY $140+ BILLION

Market Opportunity

BODY *Cannabinoids*

Radiodermatitis	$1B[7]
Pain	$71+ M[8]
Chemo-Induced Neuropathy	$1+ B[9]

Psychedelics

Non-Hallucinogenic

Cardiovascular	$87+ B[10]
Gastrointestinal	$48+ B[11]
Cognition & Memory	$6+ B[12]
Parkinson's	$5+ B[13]
Tourette's	$98+ M[14]

1.https://www.grandviewresearch.com/press-release/global-attention-deficit-hyperactivity-disorder-adhd-market
2. https://www.emergenresearch.com/industry-report/depression-treatment-market
3. https://www.openpr.com/news/2351181/global-obsessive-compulsive-disorder-ocd-drugs-market-2021
4. https://www.prnewswire.com/news-releases/global-generalized-anxiety-disorder-market-is-estimated-to-grow-at-25-cagr-to-reach-75-billion-by-2023-679279763.html
5. https://www.globenewswire.com/news-release/2020/02/20/1988216/0/en/Drug-Addiction-Treatment-Market-To-Reach-USD-31-17-Billion-By-2027-Reports-And-Data.html
6.https://www.fortunebusinessinsights.com/industry-reports/antipsychotic-drugs-market-101390
7. https://www.alliedmarketresearch.com/radiodermatitis-market
8. https://www.alliedmarketresearch.com/pain-management-therapeutics-market
9. https://www.marketwatch.com/press-release/chemotherapy-induced-peripheral-neuropathy-treatment-market-size-to-rise-at-61-cagr-through-2026-2021-08-17
10. https://www.globenewswire.com/en/news-release/2021/05/17/2230401/28124/en/Insights-on-the-87-Billion-Cardiovascular-Drugs-Global-Market-to-2030-Identify-Growth-Segments-for-Investment.html
11. https://drug-dev.com/gastrointestinal-drugs-market-to-hit-48-4-billion/
12. https://www.alliedmarketresearch.com/cognitive-and-memory-enhancer-drugs-market
13. https://www.marketsandmarkets.com/Market-Reports/parkinson-disease-treatment-market-47265247.html
14. https://apnews.com/press-release/pr-businesswire/970eb4ead8e04cffa3185af76f1168a3

Initial Focus: Cancer Related Distress (CRD) and Radiodermatitis (RD)

Billion-dollar opportunities to enhance quality of life for millions of Cancer patients worldwide

Cancer Related Distress

71% of cancer patients report mental health challenges*

Estimated market size of 12-13MM people each year

We may reduce cancer deaths, but cancer mental health is a long-term health challenge*

$20B+ Global Market Opportunity***

Radiodermatitis

50% of cancer patients go through Radiation treatment**

90% of those patients experience Radiodermatitis**

Current standard of care is insufficient

$1B Global Market Opportunity***

* Source: War on Cancer
** Source: www.medsci.org
*** Source: Enveric Projections

Psychedelics – Addressing the Mind

Psychedelics: Market and Investor Validation

Market Validation

- J&J Spravato first approved Psychedelic
    - $3B Estimated Peak Revenue
    - $1.4B projected in 2024

- FDA Breakthrough Status for 2 Drugs
    - MDMA
    - Psilocybin
- 10 Clinical Trials underway around the World

- Bio-pharma and Life Science Institutional Investors are putting money to work in a meaningful way in Psychedelics
    - Atai $2.4B
    - Compass Pathways $1.4B
    - MindMed $900MM

Spravato® (esketamine) CIII nasal spray

Psychedelics – Treatments for today and tomorrow


GEN
3
Optimized NCE for Improved Outcomes
GEN
2
Chemically Modified into Prodrugs
GEN
1
Classic Psychedelics
SSRIs/Current options

Psybrary allows us to potentially expand market exponentially

Current Therapist-delivery model limits the Patient Population Served



Gen 1 & 2
Psychedelic Model
Psychotherapy with
Psychedelics
Expensive
Inconvenient
Clinical Environment
Hallucinogenic
Time Intensive
Short Term Use Only



Gen 3 - NCE Model
Traditional Rx Self-Admin Model at Home

Discovery Team + World-class Laboratories



Psybrary – Engine for Next Generation Molecules



Synthetic
Biology
Engineered Microbes
Biocatalysis - Enzymes
Feed substrate
to enzyme
Enzyme catalyzes reaction to change
non-natural substrate into new
product molecules
New product molecules
are released by the
enzyme
PSYBRARY™
FEED STOCK
MOLECULE
NCE
More novel products
Various synthetic chemistry reactions
Novel substrates
Synthetic
Chemistry

Psybrary offers Massive Diversity Enabling Generation 2 & 3 Drugs

Broad Intellectual Property Coverage



F
E
G
N
H
I
D
C
J
B
N
K
A
5-HT2a



N
N
5-HT2a

Classic Molecule	Patent Filings	Derivative Molecules Protected
Psilocybin & DMT	10 Filed Patents	1 Million+
Mescaline/ MDMA	4 Filed Patents	1 Million+ Possible (1)

(1) These figures represent the Company's targets.

PsyAI™ – Organizing and Analyzing the vast Psybrary


PSYAI™
Toxicity
Absorption
Metabolic Prediction
Other Models

Psychedelic Development Pipeline

EVM201 (CRD Gen2):

- Current: Hit to Lead
- Next Step: Lead Optimization

EVM301 (CRD Gen3):

- Current: Target Identification
- Next Step: Assay Development

EVM202 (PTSD Gen2):

- Current: Hit Discovery
- Next Step: PsyAI Screening

EVM302 (PTSD Gen3):

- Current: Target Identification
- Next Step: Assay Development

Industry Landscape: Rapidly Evolving Sector

Company	Type	Indication	Drug	Gen 1/2/3	Market Cap
DemeRx	NASDAQ: ATAI	Opioid Use Disorder	DMX-NB1 Noribogaine	**Gen 1**	$2.6B
Compass	NASDAQ: CMPS	Treatment Resistant Depression	Psiliocybin COMP360	**Gen 1**	$1.4B
MindMed	NASDAQ: MNMD	Multiple	LSD, MDMA, Mescaline, DMT	**Gen 1**	$1B
MindMed	NASDAQ: MNMD	Multiple	18-MC Ibogaine, Ketanserin	**Gen 3**	$1B
Cybin	NYSE/NEO: CYBN OTCQB: CLXPF	Major Depressive Disorder	CYB001 Psilocybin	**Gen 2**	$440MM
Seelos	NASDAQ: SEEL	Suicidal Ideation	SLS-002 Ketamine	**Gen 1**	$215MM
Maps	Non-profit	Multiple	MDMA	**Gen 1**	NA
GH Research	GHRS	Treatment Resistant Depression	GH001 5-MeO-DMT	**Gen 1**	NA

Gen 2 and Gen 3 potentially offer the greatest future opportunities

Cannabinoids – Addressing the Body

Human Endocannabinoid System Discovered in the 90s

Cannabinoids Tap Into Natural Mechanisms Of Human Body
"In the 1990's, scientists discovered endocannabinoids, the natural cannabis-like molecules produced by the human body. Scientists began to realize cannabis exerted its effects, in part**, by mimicking our endocannabinoids.**" – UCLA Health

Early Positive Evidence, But Need Human Trials
"…early evidence has shown cannabinoids to have a range of effects that may be therapeutically useful, including **antioxidant, neuroprotective, anti-inflammatory, anti-pain, anti-tumor, anti-psychotic, anti-anxiety, and sleep modulating effects**"

Ubiquity of cannabinoid receptors in the human body = multiple therapeutic opportunities.

Source: UCLA Health

CB1

CB1 Receptors Target

Appetite
Immune Cells
Motor Activity
Motor Coordination
Pain Perception
Short Term Memory
Thinking



CB2

CB2 Receptors Target

Adipose Tissue
Bone
Cardiovascular System
Central Nervous System
Eyes
Gut
Immune System
Kidneys
Liver
Pancreas
Reproductive System
Respiratory Tract
Skeletal Muscle
Skin
Tumors

Cannabis & Inflammation

Several leading academic institutions from around the globe have been researching the potential for cannabis to treat inflammation, with compelling results.

Radiation Dermatitis(RD): $1B Opportunity to Improve High Unmet Need

Current Problem

- 50% cancer patients → radiation
- Radiation Dermatitis key side effect
- 95% radiation pts = RD
- Burning, itching, pain, depression
- Current Standard of Care is simple creams and ointments




Aquaphor
HEALING OINTMENT
Advanced Therapy

Scientific Hypothesis

- Scientific Evidence: cannabinoids impacting inflammation
- Scientific Evidence: cannabinoids impacting neuropathic pain
- RD: clear potential target for cannabinoids and cannabidiol (CBD)

Enveric Solution Path

- Enveric novel formulation for RD
- IND Filing Q2 2022
- Protocol & Site PI Finalized
- Phase 1/2 Study Targeted Q3 2022
- Higher Probability Clinical Pathway

https://pubmed.ncbi.nlm.nih.gov/31599175/#:~:text=Epub%202019%20Oct,DOI%3A%2010.1080/09546634.2019.1675854

https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7037408/#:~:text=Cannabinoids%20in%20the,Downer%2C%20Academic%20Editor

https://www.medsci.org/v09p0193.htm

Nasdaq :ENVB

First Nationally Listed Psychedelic and Cannabinoid Biotech Company

Cash and Cash equivalents as of June 30th, 2021

- Cash On-hand - $20.6MM
- Debt - Zero

Capital Raise

- Jan 2021: $9.5 million
- Feb 2021: $12.1 million
- Warrant exercise (Mar 2021): $3.3 million

Issued Shares

- Outstanding shares: 31.3 million
- Fully diluted: 49.8 million

Covering Analysts

- Maxim
- Aegis

Expected Catalysts and Milestones

- PsyAI-powered completion of Early Drug Discovery in Q4 2021
- EV101: GBM First Patient in Q1 2022
- EV102: RD IND in Q2 2022
- EV102: RD First Patient in Q3 2022
- EVM201: Initiate preclinical studies in Q1 2022
- Add 7 Patents to Portfolio by Q3 2022

BUILDING A DISCOVERY & CLINICAL PLATFORM TO SERVE THE MIND AND BODY

INVESTOR PRESENTATION
(NASDAQ: ENVB)

For more information please contact:
ir@enveric.com